Exhibit 13.2

Certification Pursuant to 18.U.S.C. Section 1350,
As adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the annual report of Silicom Ltd. (the "Company") on Form 20-F for the period ending December 31, 2018 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I the undersigned, being the Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1)	The Report fully complies with the requirements of sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 25, 2019

/s/ Eran Gilad Eran Gilad Chief Financial Officer